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                                                                   EXHIBIT 10.22



             AMENDED AND RESTATED ASSIGNMENT AND SECURITY AGREEMENT


        THIS AMENDED AND RESTATED ASSIGNMENT AND SECURITY AGREEMENT (this "Assignment") is made as of the ____ day of ___________, 2001 by and between CANDLEWOOD LEASING NO. 1, INC., a Delaware corporation (the "Assignor"), and HPT CW PROPERTIES TRUST, a Maryland real estate investment trust (the "Assignee").


                              W I T N E S S E T H:

        WHEREAS, pursuant to an Amended and Restated Lease Agreement, dated as of the date hereof (as amended from time to time, the "Amended and Restated Lease"), the Assignee has leased to the Assignor and the Assignor has leased from the Assignee certain premises as more particularly described in and subject to and upon the terms and conditions set forth in the Amended and Restated Lease; and

        WHEREAS, as security for the payment and performance of each and every obligation and liability of the Assignor to the Assignee under the Amended and Restated Lease (collectively, the "Obligations"), including, without limitation, the payment of the Rent (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Amended and Restated Lease), the Assignor has agreed to grant to the Assignee a first and perfected lien and security interest in the Account (as hereinafter defined);

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Assignor hereby agrees with the Assignee as follows:

        1. Subject to the terms and conditions hereinafter set forth, the Assignor hereby assigns, transfers, pledges, conveys and grants to the Assignee, as security for the payment and performance of the Obligations, all of the right, title and interest of the Assignor in and to State Street Bank and Trust Company, Account No. 941-459-2 (the "Account"), all certificates of deposit, commercial paper, United States Treasury bills, stocks, bonds and other documents, instruments and assets held in the Account and any and all substitutions, replacements and




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renewals thereof and all proceeds of the foregoing (collectively, the
"Collateral").

        2. The Assignor agrees promptly to execute and deliver all documents and instruments deemed necessary by the Assignee to perfect the Assignee's security interest in the Collateral and, in the event that the Assignor fails to execute and deliver any such documents and instruments, the Assignor hereby authorizes the Assignee to execute and deliver the same in the name of the Assignor pursuant to the power of attorney granted to the Assignee in Paragraph 6 below.

        3. Upon the occurrence and during the continuance of an Event of Default (as defined in the Amended and Restated Lease), the Assignee, without further authorization, may authorize State Street Bank and Trust Company (the "Investment Manager") to distribute the Collateral to the Assignee (properly endorsed or assigned to the Assignee), sell, assign, negotiate or otherwise dispose of the Collateral and may apply all principal, interest and other proceeds received by the Assignee from time to time with respect to the Collateral in reduction of the Obligations. Any balance of the Collateral remaining after such application until payment in full of the Obligations, shall be and remain the Collateral hereunder.

        4. To the extent permitted by law, the Assignor hereby waives any notice of sale or other disposition of all or any part of the Collateral and the exercise of any other right or remedy of the Assignee existing after the occurrence and during the continuance of any Event of Default, and, to the extent any such notice is required and cannot be waived, the Assignor agrees that if such notice is given in the manner and to the address or addresses then required pursuant to this Assignment at least five (5) Business Days (as defined in the Amended and Restated Lease) before the time of the sale or other disposition, such notice shall be deemed reasonable and shall fully satisfy any legal requirements for the giving of said notice.

        5. The Assignor represents that the Account is the only account in which deposits of the FF&E Reserve will be made and that, as of the date hereof, the balance in the Account is ______________________ Dollars ($___________).




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        6. Upon the occurrence and during the continuance of an Event of
Default, the Assignor hereby appoints the Assignee as the Assignor's true and lawful attorney-in-fact to execute all documents and instruments and take all actions, in the Assignor's name or otherwise, as the Assignee shall deem necessary or expedient, to cause the Collateral and the proceeds thereof to be received by the Assignee and to be made available to the Assignee for the purposes herein specified. The power of attorney hereby granted includes, without limitation, the right to endorse, in the Assignor's name, to the order of the Assignee, all checks received by the Assignee as proceeds of the Collateral, to execute, in the Assignor's name, and to deliver to the Assignee, all documents and instruments necessary to transfer the Collateral to the Assignee and to apply the funds received upon the negotiation of such checks or the sale of any of the Collateral as set forth herein. The power of attorney contained herein is irrevocable and is coupled with an interest and it shall terminate upon the payment in full of the Obligations.

        7. To the extent permitted by law, the Assignor hereby indemnifies the Assignee and holds the Assignee harmless from and against all losses, costs, damages, fees and expenses whatsoever with respect to the exercise of the foregoing power of attorney and the exercise of the other rights and privileges granted to the Assignee hereunder, including, without limitation, the right to use, possess or dispose of the Collateral by the Assignee in accordance with the terms of this Assignment, responsible only for the application of such cash or property as the Assignee shall actually receive pursuant to the terms hereof. The failure or omission of the Assignee's to do any of the things or exercise any of the rights, interests, powers and authorities herein shall not be construed to be a waiver of any of such rights, interests, powers and authorities.

        8. The Assignee shall not be obligated to exercise any power or privilege herein granted and shall not be responsible for failure to do any or all of the things for which rights, interests, power and authority are hereby conveyed. The Assignee shall be responsible only for the application of such cash or other property as the Assignee shall actually receive pursuant to the terms hereof. The failure or omission of the Assignee to do any of the things or exercise any of the rights, interests, powers and authorities herein shall not be construed




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to be a waiver of any of such rights, interests, powers and authorities.

        9. The Assignor agrees to execute, upon the Assignee's request, any and all other and further instruments deemed necessary or desirable by the Assignee to carry these presents into effect, including, without limitation, a notice in the form attached hereto as Exhibit A.

        10. The Assignor covenants and agrees that, except as otherwise permitted by the Amended and Restated Lease, it will not, at any time during the term of this Assignment, further convey or encumber the Collateral in any manner whatsoever; and the Assignor agrees it will do all things necessary to maintain the enforceability and priority of the Assignee's security interest in the Collateral.

        11. This instrument is a security agreement under the Uniform Commercial Code and vests in the Assignee, in addition to the other rights and privileges herein contained, all of the rights, powers and privileges of a secured party under the Uniform Commercial Code.

        12. Whenever any notice, demand or request may, properly be given hereunder, the same shall always be sufficient if given in the manner and to the address or addresses then required pursuant to Section 23.10 of the Amended and Restated Lease.

        13. This Agreement shall inure to the benefit of the Assignee, its successors and assigns, and shall be binding upon the Assignor, and its successors and assigns.

        14. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or
(iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction otherwise would apply the laws of a jurisdiction of organization or domestication of any party; or (vi) whether the laws of the




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forum jurisdiction otherwise would apply the laws of a jurisdiction other than
Massachusetts; or (vii) any combination of the foregoing. Notwithstanding the foregoing, the laws of the State shall apply to the perfection and priority of liens upon and the disposition of any Collateral.

        To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

        15. THE DECLARATION OF TRUST ESTABLISHING THE ASSIGNEE, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT CW PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE ASSIGNEE SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF OR CLAIM AGAINST, THE ASSIGNEE. ALL PERSONS DEALING WITH THE ASSIGNEE, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE ASSIGNEE FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.





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        IN WITNESS WHEREOF, the Assignor and the Assignee have caused this
Assignment to be executed under seal as of the day and year first above written.



                                    ASSIGNOR:

                                    CANDLEWOOD LEASING NO. 1, INC.


                                    By:________________________________________
                                            Its:_______________________________


                                    ASSIGNEE:

                                    HPT CW PROPERTIES TRUST


                                    By:________________________________________
                                            Its (Vice) President





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                                    EXHIBIT A

                                 ACCOUNT NOTICE

                              [See attached copy.]





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